                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 15, 2002


                             FLEMING COMPANIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Oklahoma                           1-8140                                48-0222760
-------------------------------      ------------------------         ------------------------------------
(State or Other Jurisdiction of      (Commission File Number)         (I.R.S. Employer Identification No.)
         Incorporation)

                 1945 Lakepointe Drive, Lewisville, Texas 75057
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 906-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On April 15, 2002, the registrant announced that it completed the sale of $260 million of new 10-year senior subordinated notes to repay its existing $250 million of 10 1/2% senior subordinated notes due 2004. For additional information concerning this announcement, refer to Exhibit 99.1 contained in this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

        The following exhibit is filed as part of this Report:

        No.      Exhibit

        99.1 Press Release dated April 15, 2002 regarding completion of Senior Subordinated Notes Offering.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FLEMING COMPANIES, INC.


                                       By:  /s/ Matthew H. Hildreth
                                            ------------------------------------
                                            Matthew H. Hildreth
                                            Senior Vice President, Finance and
                                            Treasurer


Date:  April 16, 2002

                                  EXHIBIT INDEX

No.      Exhibit
----     -------
99.1     Press Release dated April 15, 2002 regarding completion of Senior
         Subordinated Notes Offering.